EXHIBIT 99.1

                             STATEMENT OF OPERATIONS
                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

-------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                             28 days ended       40 days ended
                                                                                   November 11, 2000  November 11, 2000
-------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                              145,299            207,675
-------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                                 145,299            207,675
-------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                         115,530            116,875
-------------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                              110,640            154,658
-------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor                                                                                                   -
-------------------------------------------------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                                                            1,074              1,931
-------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                      119,703            119,703
-------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                          107,541            153,762
-------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                                 37,758             53,913
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Advertising                                                                                   1,569              2,238
-------------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                            -                  -
-------------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                                         -                  -
-------------------------------------------------------------------------------------------------------------------------
Contributions                                                                                     -                  -
-------------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                                    2,772              3,959
-------------------------------------------------------------------------------------------------------------------------
Insider Compensation                                                                              -                  -
-------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                     1,639              2,344
-------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                           -                 44
-------------------------------------------------------------------------------------------------------------------------
Office Expense                                                                                    -                  -
-------------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                                  197                282
-------------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                       1,546              2,376
-------------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                        3,877              5,522
-------------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                                    18,078             25,664
-------------------------------------------------------------------------------------------------------------------------
Supplies                                                                                      1,051              1,499
-------------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                                 1,484              2,104
-------------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                               870              1,246
-------------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                                       -                  -
-------------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                                          -                  -
-------------------------------------------------------------------------------------------------------------------------
Utilities                                                                                     3,366              5,064
-------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                                       4,172              6,012
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                                 40,621             58,355
-------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                           3,065             22,401
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                                            (5,928)           (26,843)
-------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                                    -                  -
-------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                              4,303              6,064
-------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                               (776)                382
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                               (9,456)           (33,288)
-------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                 -                  -
-------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                                       -                  -
-------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                                                -                  -
-------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                                 956              1,669
-------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                                     -                  -
-------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                          (10,412)           (34,957)
-------------------------------------------------------------------------------------------------------------------------


                                       5

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

--------------------------------------------------------------------------------------------------------------------------
 OTHER OPERATING EXPENSES                                                            28 days ended       40 days ended
                                                                                   November 11, 2000   November 11, 2000
--------------------------------------------------------------------------------------------------------------------------
 CHARGE CARD EXPENSE                                                                           491                 727
 OTHER OPERATING EXPENSES
 LIGHT REPAIRS & LAMP REPLACE                                                                   73                 119
 STORE DISBURSEMENTS                                                                            84                 121
 PENALTIES & FINES                                                                              11                  17
 BAD CHECKS                                                                                    123                 183
 PREMISE SECURITY                                                                              124                 169
 LAUNDRY                                                                                        80                 101
 CASH (OVER) SHORT                                                                              67                  88
 REFRIGERATION & WATER DAMAGE                                                                    3                   3
 EQUIPMENT RENTAL                                                                               28                  41
 CASUALTY LOSS                                                                                  18                  70
 SIGNS                                                                                           0                   0
 EXTERMINATING                                                                                   8                  12
 SHOPPING CARTS                                                                                  8                  11
 MISCELLANEOUS INCOME                                                                        (263)               (371)
 BANK SERVICE CHG/ARMORED CAR                                                                  235                 347
 CUSTOMER SERVICE CHARGES                                                                        0                 (3)
 OTHER                                                                                         204                 267
                                                                                               ---                 ---
 TOTAL OTHER OPERATING EXPENSE                                                                 802               1,176
                                                                                               ---               -----
 CAPITAL PROJECT EXPENSE                                                                         -                   0
 CORPORATE ADMIN EXPENSE                                                                     2,673               3,819
 GRAND PROPERTIES                                                                              116                 180
 GRAND VIDEO                                                                                     -                   -
 CORPORATE COMMISSARY                                                                            -                   -
 PRE-OPEN EXPENSE                                                                                0                   0
 CLOSED STORE EXPENSE                                                                           90                 110
 TECHNOLOGY INITIATIVES                                                                          -                   -
 MANAGEMENT FEE                                                                                  -                   -
 SUNDRY                                                                                          -                   -
                                                                                                 -                   -

TOTAL OTHER OPERATING EXPENSES                                                               4,172               6,012
                                                                                             =====               =====



                                       6

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET


--------------------------------------------------------------------------------------------------------------------------
OTHER COSTS OF GOODS SOLD                                                            28 days ended       40 days ended
                                                                                   November 11, 2000   November 11, 2000
--------------------------------------------------------------------------------------------------------------------------
 TRUCKING                                                                                      590                 828
 WAREHOUSING                                                                                 3,125               4,224
 S & G SERVICES                                                                                264                 383
                                                                                               ---                 ---
 TOTAL DISTRIBUTION                                                                          3,978               5,435
                                                                                             -----               -----
 ADVERTISING & PROMO ALLOWANCE                                                             (4,914)             (6,613)
 SPECIALTY FOODS                                                                              (51)                (78)
 CASH DISCOUNTS                                                                              (218)               (269)
 STOCK GAIN OR (LOSS) - GROCERY                                                                319                 585
 - LIQUOR                                                                                      (4)                 (4)
 - GEN MDSE                                                                                    359                 558
 - PHARMACY                                                                                   (25)                (43)
 - SHRINK PROJ                                                                                  25                  35
                                                                                                --                  --
 TOTAL STOCK GAIN OR (LOSS)                                                                    674               1,131
                                                                                               ---               -----
 SPECIAL PROMOTIONS                                                                          1,926               2,807
                                                                                             -----               -----
 TRADING-MERCHANDISE                                                                         (222)               (366)
 -MEAT                                                                                       (302)               (486)
 -PRODUCE                                                                                    (245)               (345)
 -SERVICE                                                                                     (18)                (26)
 LABEL EXP/ALLOW                                                                                 -                   -
 VENDOR COUPONS                                                                               (40)                (66)
 STATISTICAL GROSS ADJUSTMENT                                                                   44                  62
 WHSE INV GAIN(LOSS)-GROCERY                                                                    50                  71
 PHARMACY THIRD PARTY REC ADJ                                                                   22                  31
 FREQUENT SHOPPER EXPENSE                                                                      294                 415
 CLIPLESS COUPON EXPENSE                                                                        97                 152
 ADVERTISING PROGRAMS                                                                            -                   -
                                                                                                 -                   -
 OTHER ADJ. TO GROSS MARGIN                                                                  (321)               (558)
                                                                                             -----               -----
 LIFO PROVISION                                                                                  -                  75
                                                                                                 -                  --

TOTAL OTHER COSTS OF GOODS SOLD                                                              1,074               1,931
                                                                                             =====               =====


                                  BALANCE SHEET


The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-----------------------------------------------------------------------------------------------------------------------------------
                              ASSETS                                 BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           NOVEMBER 11, 2000                OCTOBER 2, 2000
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         24,003                           31,222
-----------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                 25,845                           29,140
-----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable
-----------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                              119,703                          116,876
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                          18,870                            5,810
-----------------------------------------------------------------------------------------------------------------------------------
Professional Retainers
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                     $               188,421             $            183,048
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Vehicles
-----------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                               $               330,043         $                345,187
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                            53,395                           60,215
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                       $                53,395         $                 60,215
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $               571,859         $                588,450
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POST-PETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        (86,143)                        (162,593)
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable
-----------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                            (9,000)                        (263,060)
-----------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment                                                     (149,357)                        (160,737)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                       (136,959)                        (210,800)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                           $              (381,459)        $               (797,190)
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                           (263,060)
-----------------------------------------------------------------------------------------------------------------------------------
Priority Debt
-----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         (171,036)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                           $              (434,096)        $                   -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $              (815,555)        $               (797,190)
-----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                              (300)                            (300)
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid in Capital                                                             (384,800)                        (384,800)
-----------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account
-----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                         593,840                          593,840
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                         34,956
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws) (attach
schedule)
-----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                         $               243,696         $                208,740
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                     $              (571,859)        $               (588,450)
-----------------------------------------------------------------------------------------------------------------------------------
         FORM MOR-3
* "Insider is defined in 11 U.S.C. Section 101(31).   (9/99)


                                       8

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------------------------------------------------
                              ASSETS                                 BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           NOVEMBER 11, 2000                OCTOBER 2, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Other Assets
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial leases, net                                                                    43,081                           48,026
-----------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                              10,314                           12,189
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF CURRENT     BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Adverse leases, net                                                                     (59,498)                         (61,079)
-----------------------------------------------------------------------------------------------------------------------------------
Other noncurrent liabilities                                                            (77,461)                        (149,721)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


In re The Grand Union Company               Case No. 00-39613 (NW)
      -----------------------               ----------------------
      Debtor                                Reporting Period: November 11, 2000



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING



------------------------------------------------------------------------ ---------------------------------
Accounts Receivable Reconciliation                                                    Amount
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable at the beginning of the reporting period                     24,954,978
------------------------------------------------------------------------ ---------------------------------
+ Amounts billed during the period                                                      3,414,794
------------------------------------------------------------------------ ---------------------------------
- Amounts collected during the period                                                  (2,524,523)
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable at the end of the reporting period                           25,845,249
------------------------------------------------------------------------ ---------------------------------

------------------------------------------------------------------------ ---------------------------------


------------------------------------------------------------------------ ---------------------------------
Accounts Receivable Aging                                                             Amount
------------------------------------------------------------------------ ---------------------------------
0-30 days old                                                                          22,411,414
------------------------------------------------------------------------ ---------------------------------
31-60 days old                                                                          1,155,305
------------------------------------------------------------------------ ---------------------------------
61-90 days old                                                                            578,752
------------------------------------------------------------------------ ---------------------------------
91+ days old                                                                            5,626,975
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable                                                              29,772,446
------------------------------------------------------------------------ ---------------------------------
Amount considered uncollectible (Bad Debt)                                             (3,927,197)
------------------------------------------------------------------------ ---------------------------------
Accounts Receivable (Net)                                                              25,845,249
------------------------------------------------------------------------ ---------------------------------

------------------------------------------------------------------------ ---------------------------------


                              DEBTOR QUESTIONNAIRE



------------------------------------------------------------------------ --------------------- ---------------------
Must be completed each month                                                     Yes                    No
------------------------------------------------------------------------ --------------------- ---------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.
                                                                                                        X
------------------------------------------------------------------------ --------------------- ---------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
                                                                                                        X
------------------------------------------------------------------------ --------------------- ---------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.

                                                                                  X
------------------------------------------------------------------------ --------------------- ---------------------
4.  Are workers compensation, general liability and other necessary insurance coverages in effect?  If no, provide an explanation below.

                                                                                  X
------------------------------------------------------------------------ --------------------- ---------------------

------------------------------------------------------------------------ --------------------- ---------------------




                                       10